3Q 2024 Business Update & Phase 2 Chronic Neutropenia Study Results November 13, 2024 Exhibit 99.2

Forward-Looking Statements This presentation including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer sessions and any documents or materials distributed at or in connection with the presentation, contains forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, business, plans, or intentions. Forward-looking statements include, without limitation, implied or express statements regarding X4's expectations as to the success of the commercial launch of XOLREMDI (mavorixafor), which is approved in the U.S. for use in patients 12 years of age and older with WHIM syndrome (the ”Indication”); X4's belief in its strategy for the commercial launch of XOLREMDI; the potential benefit of XOLREMDI in the Indication; the potential number of patients in the U.S. with WHIM syndrome and the potential market for XOLREMDI due to unmet potential patient needs; the initiation, timing, progress, and results of our current and future preclinical studies and clinical trials and related preparatory work and the period during which the results of trials will become available, as well as our research and development programs; X4's use of capital and other financial results, including its financial runway; and the mission and goals for our business. Any forward-looking statements in this presentation are based on management's current expectations and beliefs. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond X4’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risks that: X4's launch and commercialization efforts in the U.S. with respect to XOLREMDI may not be successful, and X4 may be unable to generate revenues at the levels or on the timing we expect or at levels or on the timing necessary to support our goals; the number of patients with WHIM syndrome, the unmet need for additional treatment options, and the potential market for XOLREMDI may be significantly smaller than we expect; XOLREMDI may not achieve the clinical benefit, clinical use, or market acceptance we expect or we may encounter reimbursement-related or other market-related issues that impact the success of our commercialization efforts; we may encounter adverse events for XOLREMDI at any stage that negatively impact commercialization; X4 may have difficulty establishing and maintaining an effective sales and marketing organization or suitable third-party alternatives for any approved products; X4 may not be able to obtain regulatory approval for, or successfully commercialize, mavorixafor or any other product candidate for other chronic neutropenic disorders or any other potential indication; the expected availability, content, and timing of clinical data from X4's ongoing clinical trials of mavorixafor may be delayed or unavailable, including our ongoing Phase 3 clinical trial; the risk that trials and studies may be delayed and may not have satisfactory outcomes, including clinical results from our completed Phase 2 clinical trial; the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results, including clinical results from our completed Phase 2 clinical trial; the design and rate of enrollment for clinical trials, including the current design of a Phase 3 clinical trial evaluating mavorixafor in certain chronic neutropenic disorders may not enable successful completion of the trial(s); the commercial opportunity for XOLREMDI in WHIM syndrome and other chronic neutropenic disorders may be smaller than we anticipate and X4's potential future revenue from XOLREMDI may be adversely affected; X4 may be unable to obtain and maintain regulatory approvals; uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development; initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, including assessing the ability of mavorixafor monotherapy to durably increase absolute neutrophil count in patients with chronic neutropenic; adverse safety effects arise from the testing or use of our product and product candidates; general macroeconomic and geopolitical conditions could impact X4's business; X4 may be unable to raise additional capital; there is substantial doubt about X4's ability to continue as a going concern; there will be changes in expected or existing competition; there will be changes in the regulatory environment; unexpected litigation or other disputes; the need to align with our collaborators may hamper or delay our development and commercialization efforts or increase our costs; our business may be adversely affected and our costs may increase if any of our key collaborators fails to perform its obligations or terminates our collaboration; the internal and external costs required for our ongoing and planned activities, and the resulting impact on expense and use of cash, may be higher than expected which may cause us to use cash more quickly than we expect or to change or curtail some of our plans or both; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 8, 2024, and in other filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this presentation to reflect new events or circumstances, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and X4’s own internal estimates and research. While X4 believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third-party sources. Finally, while X4 believes its own internal research is reliable, such research has not been verified or validated by any independent source. X4 is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. 2

Today’s Agenda 3 Speakers Paula Ragan, PhD President & CEO 01 Welcome 02 XOLREMDI Launch & Phase 3 Chronic Neutropenia Clinical Trial Update 03 Phase 2 Chronic Neutropenia Study Results • Mavorixafor monotherapy • Mavorixafor + adjusted-dose G-CSF • Neutrophil functionality subgroup analysis • Safety summary 04 Conclusions and Look Ahead to 2025 05 Q&A Session Christophe Arbet-Engels, MD, PhD Chief Medical Officer

Overview of Chronic Neutropenia XOLREMDI® Launch and Phase 3 Chronic Neutropenia Clinical Trial Update

U.S. Commercial Launch of XOLREMDI® in WHIM Syndrome[1]

XOLREMDI® (mavorixafor) capsules

Driving disease awareness to support patient identification and diagnosis across the U.S.



WHIM Syndrome
WHIM syndrome is a rare and chronic immune deficiency in which the body's immune system does not function properly and has trouble fighting infections.
Why is it called WHIM syndrome?
You could have some of these, all of these, and even other potential symptoms or consequences that are not in the name of the disease.
Talk to your doctor about your symptoms and ask if it could be WHIM syndrome.
How WHIM syndrome may affect daily life

100% of launch targets reached: 3,400+ unique HCPs[2]

- **50+ conferences attended since launch** (national / regional / local)
- **Physician peer-to-peer speaker program** launched
- **Patient campaign** initiated
- **Favorable reimbursement** decisions and access:
  - Published policies represent >150 million covered lives

Recent Tracking Study of Likely XOLREMDI Prescribers[3]

- **Knowledge of WHIM syndrome** increased to >75%
- ~60% of HCPs report **increases in screening** for WHIM syndrome
- >80% of **HCPs considering prescribing XOLREMDI** for WHIM patients

X4 PHARMACEUTICALS

1. WHIM (warts, hypogammaglobulinemia, infections, myelokathexis) - see full prescribing label at www.xolremdi.com; 2. HCPs (healthcare practitioners) reached through in-person and digital engagement; 3. X4 Market Research: HCP Tracking Study of immunologists and hematologists – Pre-launch (Mar 2024), Post-launch (October 2024)

5

WHIM Experience Builds Strong Foundation in Chronic Neutropenia (CN) • 67% of targeted WHIM hematologists would also be potential prescribers for CN, if approved in U.S. • X4 engaged with U.S. immunodeficiency and neutropenia patient advocacy groups that serve the WHIM and CN communities *Claims analysis, Oct 2024; XOLREMDI (mavorixafor) is being exclusively promoted in the U.S. for its approved indication of WHIM syndrome; mavorixafor is currently being studied as an investigational therapy for use in chronic neutropenia and has yet to be approved for the treatment for chronic neutropenia. 6 Hematologists* in United States Significant Overlap Between WHIM and CN Treating Physicians; Similar Dynamic with U.S. Patient Advocacy Organizations WHIM-Treating (67% overlap) CN-Treating

4WARD Phase 3 Trial On Track to Fully Enroll in Mid-2025

~40% of planned sites now initiated; participants being dosed across multiple countries

Recruitment, screening, and dosing ongoing

- Expect majority of sites to be initiated in early 2025

4WARD Plan	Status
20 – 25 countries	**On Track** Protocol authorizations in ~85% of targeted countries
90 – 110 sites	**On Track** ~40% of planned sites initiated

4WARD
A CHRONIC NEUTROPENIA STUDY

12-Month, Global, Double-Blind, Placebo-Controlled Phase 3 Trial

Oral, Once-Daily Mavorixafor (50%)
+/- G-CSF

Placebo (50%)
+/- G-CSF

- **150 participants** with congenital, acquired primary autoimmune, or idiopathic chronic neutropenia
- **Primary Endpoint:** ANC response and annualized infection rate

X4 PHARMACEUTICALS

For more on 4WARD trial: NCT06056297

7

Overview of Chronic Neutropenia Phase 2 Chronic Neutropenia Study Results

• Frequent and/or serious infections are the primary clinical consequence of chronic neutropenic disorders3 • Infections may lead to frequent hospitalizations or result in life-threatening complications, including death4,5 NIH Classification2 Absolute Neutrophil Count (ANC) Severe (Grade 4) <500 cells/µL Moderate (Grade 3) 500 - 1,000 cells/µL Mild (Grade 2) 1,000 - 1,500 cells/µL Non-clinical (Grade 1) 1,500 = Lower Limit of Normal (LLN) Risk of Serious, Recurrent Infections Correlates with Neutrophil Counts in CN1 1. https://ctep.cancer.gov/protocoldevelopment/electronic_applications/docs/ctcae_v5_quick_reference_8.5x11.pdf. 2. Palmblad J, Dufour C, Papadaki HA. Haematologica. 2014 Jul;99(7):1130-1133. 3. Sicre de Fontbrune F, et al. Blood. 2015;126(14):1643-1650. 4. Donadieu J, et al. Expert Rev Hematol. 2021;14(10):945-960. 5. Salehi T, et al. Iran J Allergy Asthma Immunol. 2012;11(1):51-56. 6. Platzbecker, U, et al. Blood. 2019 Mar;133(10):1020-1030. 7. Donadieu J, et al. Expert Rev Hematol. 2021 Oct;14(10):945-960. 8. Newburger PE, et al. Seminars in Hematology 2013 Jul;50(3):198-206. 1500 500 0 ANC (cells/µL) Increasing Neutrophil Counts >500 cells/µL Clinically Meaningful6,7,8 Highest infection risk Lower infection risk 1000 Normal risk 9

Mavorixafor Shown to Increase Circulating Neutrophils, Decrease Infections in WHIM Syndrome 1. See full prescribing label at www.xolremdi.com; 2. Bainton DF (1980) The Cell Biology of Inflammation, vol 2, pp 1–25. Amsterdam: Elsevier/North-Holland. 10 Mavorixafor: Orally Active CXCR4 Antagonist Mavorixafor Sustainably Raised ANC over 52 Weeks in 4WHIM Trial Significantly increased mean hours per day above ANC threshold of 500 cells/µL Mean time above threshold (TAT) for ANC was 15 hours for mavorixafor vs. 2.8 hours for placebo Modified figure from reference 2 Mean ANC increases of >500 cells/μL reduced infection rate, duration, and severity in pivotal Phase 3 WHIM trial U.S. FDA Approved1 for use in patients with WHIM syndrome, a rare primary immunodeficiency and chronic neutropenic disorder, “to increase the number of circulating mature neutrophils and lymphocytes”

Unmet Needs in Chronic Neutropenia: Patients and Physicians Eager for Innovation 1. https://www.cancernetwork.com/view/fda-approves-new-indication-neupogen-chronic-neutropenia Only Currently Approved Therapy: Injectable Granulocyte Colony-Stimulating Factor (G-CSF) • Approved to treat severe chronic neutropenia in 19951 • Used as a chronic daily injection or as rescue during serious infection episodes • Frequent treatment-related / treatment-limiting bone pain other adverse events, and long-term risk of myelodysplastic syndrome and/or leukemia Jolan Walter, MD, PhD ““The administration [of G-CSF] is painful and also can have long-term consequences.” Jean Donadieu, MD, PhD “It is a medical need to improve the infection rate of the patient by a less aggressive or less painful treatment.” “ “Often, the effective [G-CSF] dose is also a toxic dose, so you have to slowly back down off the dose.” “ Peter Newburger, MD ““If I get the extreme bone pain, I am unable to sleep. It's unreal …I dread injecting every day. I dread it. It’s the worst part of my day.” Vanessa, CN Patient “You’re fighting a medicine that’s there to make you feel better or fend off infections …[but it] makes you feel like absolute crap.” Kevin, CN Patient “ 11

Significant Opportunity to Address Unmet Needs in CN Community

50,000[1] Diagnosed U.S. CN Population
~15,000 with High Unmet Needs

High unmet needs in ~15,000 patients in the U.S.[1]

- Patients diagnosed with idiopathic, autoimmune, or congenital CN (Phase 3 trial target population)
- Adolescents and adults with history of serious/recurrent infections and/or previous/ongoing treatment with G-CSF

Current use of G-CSF within these high unmet need patient populations

- ~51% of patients on chronic G-CSF therapy
- ~49% of patients not on chronic G-CSF therapy

Broad Opportunity for Mavorixafor: Monotherapy or in Combination with G-CSF

Mavorixafor Monotherapy

To treat those:

- Naïve to G-CSF
- Intolerant or unresponsive to G-CSF
- Using G-CSF acutely, on demand

Mavorixafor + G-CSF

To enable a meaningful reduction in G-CSF dosing, lessening pain, discomfort, and long-term risk of malignancies

1. X4 Market Research, July 2023 – data on file; ICD-10 Code Research (2017-2023).

X4 PHARMACEUTICALS 12

Phase 2 Clinical Trial in Chronic Neutropenia: Goals and Design 1. The neutrophil life-cycle is 10-14 days (https://doi.org/10.3389/fimmu.2021.766620); Phase 2 study’s measurements of ANC over 6 months (at 30-day intervals) assess bone marrow status and durability of neutrophil production. 2. Modifications to G-CSF dosing allowed after Month 2 at physician’s discretion.  Confirm durability of positive Phase 1b results Assess long-term safety and tolerability Explore whether physicians will reduce G-CSF   Inform design of and derisk Phase 3 pivotal trial Main Phase 2 Study Goals Baseline Assessment Phase 2 Study: Assessing Safety, Durability of ANC Levels over 6-Month Period1 Once-Daily Oral Mavorixafor: Monotherapy +/-G-CSF2 DAY -1 Month 1 Assessment Month 3 Assessment Month 6 Assessment Study Visits 13

Phase 2 Clinical Study in Chronic Neutropenia: Participant Disposition 2. Modifications to G-CSF dosing allowed after Month 2 visit 14 Study group representative of typical CN population Phase 2 Study Enrolled a Total of 23 Participants Participant Disposition (n=23) Type of CN Idiopathic 15 Congenital1 6 Cyclic 2 Sex Male 10 Female 13 Mean Age 34 Mavorixafor + G-CSF Baseline Stable G-CSF Total 4 Adjusted G-CSF2 Total 9 Mavorixafor Monotherapy Baseline Total 10 Neutrophil Functionality Sub-Study Assessed Total Evaluable Population3 9 1. Congenital CN participants included those with ELANE variant (n=2), VPS13B variant (Cohen syndrome), G6PC3 variant/ deficiency, SRP54 variant (SDS-like syndrome), WASp variant (Wiskott-Aldrich syndrome). 3. Samples assessed for neutrophil functionality were limited by proximity to validated testing facility – complete data were available for 9 of the 23 enrolled participants.

Questions Addressed Today from Phase 2 CN Study Results Phase 2 CN Study Population Key Questions Mavorixafor Monotherapy • Does mavorixafor monotherapy durably sustain ANC at clinically meaningful levels? Mavorixafor + Adjusted-Dose G-CSF • Are physicians and patients willing and able to adjust G- CSF with mavorixafor treatment? • Can G-CSF be reduced while maintaining clinically meaningful ANC levels? Sub-Population Eligible for Neutrophil Functionality Study • Are neutrophils mobilized by mavorixafor functional? 15

Mavorixafor Monotherapy Durably and Meaningfully Increased Mean ANC 1. Data set contains two LOCF (last observation carried forward) values: one value missing at M3 assessment, one value missing at M6. 2. One patient discontinued prior to Month 3 assessment (no change from data set presented on June 27, 2024 ). 3. One patient discontinued prior to Month 6 assessment (no change from data set presented on June 27, 2024). Results increase confidence in successful Phase 3 trial outcome • Mean ANC reached normal levels (ANC ≥ 1,500 cells/µL) at 3 and 6 months of treatment Pre- mavorixafor On mavorixafor 0 500 1000 1500 2000 2500 Mean Mean ANC +/- SE 1 Month 3 (n=9)2 Month 6 (n=8)3 Month 1 (n=10) Baseline (n=10) 16

Mavorixafor Monotherapy Durably and Meaningfully Increased Mean ANC in Severe CN 1. Platzbecker, U, et al. Blood. 2019 Mar;133(10):1020-1030. 2. Donadieu J, et al. Expert Rev Hematol. 2021 Oct;14(10):945-960. 3. Newburger PE, et al. Seminars in Hematology 2013 Jul;50(3):198-206. 4. Data set contains one LOCF (last observation carried forward) value, due to missing ANC at M3. 5. One patient discontinued prior to Month 3 assessment (no change from data set presented on June 27, 2024 ) Results increase confidence in successful Phase 3 trial outcome • Physicians typically target ANC between 800 and 1,000 cells/µL in severe CN patients1,2,3 • Those with severe CN achieved >2x Baseline mean ANC through Month 6 Mean ANC +/- SE 0 500 1000 MeanMonth 1 (n=5) Month 3 (n=4)4,5 Month 6 (n=4) Baseline (n=5) M ea n AN C + /- SE (c el ls /µ L) Pre- mavorixafor On monotherapy 17

Physicians Chose to Reduce G-CSF in 75% of Eligible Participants 1. One participant discontinued prior to M1 assessment; 2. Results from 3 participants maintained on stable dose G-CSF similar to data set presented on June 27, 2024 (data on file). Mavorixafor + G-CSF Combination Group Clinicians given the option to reduce G-CSF following Month 2 visit • 75% (9 of 12) eligible participants had G-CSF reduced • 33% (3 of 9) of participants with dose adjustments taken completely off G-CSF prior to Month 6 visit • Perspective into physicians’ possible real-world use of mavorixafor in CN 13 participants at Baseline 12 eligible for dose adjustments1 9 reduced 3 stable dose2 18

Physicians Substantially Reduced G-CSF, Maintaining Normal Mean ANC Key Takeaways: G-CSF: • Given the option, physicians chose to substantially reduce injectable G-CSF therapy in 9 of 12 eligible patients • 89% (8 of the 9) had G-CSF adjusted at earliest possible timepoint (following Month 2 visit) • Potential to improve patients’ quality of life and lower long-term risk of malignancy from chronic G-CSF use Baseline Month 3 (8 adjusted) Month 6 (9 adjusted) Mean ANC (cells/µL) >1,500 >1,500 >1,500 52% Reduction 70% Reduction -80 -70 -60 -50 -40 -30 -20 -10 0 Mean G-CSF Reduction Over Time Month 3 n=8 Month 6 n=9Baseline1 ANC: • Mean ANC maintained at normal levels (>1,500 cells/µL) through Month 6 0% Reduction 19

Neutrophil Functionality Assessed in Participants Enrolled in Phase 2 Sub-Study

Purpose: Demonstrate functionality of neutrophils in blood of individuals with CN, including those with congenital CN and genetic variants associated with neutrophil maturation arrest

Neutrophil Functionality Assays[1]

Phagocytosis[2] (data to follow)

Assessment of neutrophils' ability to engulf pathogens


Pathogen such as *E. coli*

ROS production (data on file)

Assessment of neutrophils' ability to produce ROS (reactive oxygen species) to damage/kill pathogens

Participant Disposition Well Balanced

Phase 2 Sub-Study (n)[3]	**9**
Idiopathic / Congenital	5 / 4
Mav Mono / Mav + G-CSF	4 / 5
Healthy Donors (n)	**5**

Neutrophil function studies assessed *ex vivo* blood neutrophil responses to bacterial challenge (opsonized *E. coli*) from clinical samples drawn from participants during the study.

NEW

1. Ashley N. Connelly, et. al., Optimization of methods for the accurate characterization of whole blood neutrophils, *Scientific Reports*, 12:3667 (2022); 2. Ankur Gupta-Wright, et. al., Functional Analysis of Phagocyte Activity in Whole Blood from HIV/Tuberculosis-Infected Individuals Using a Novel Flow Cytometry-Based Assay, *Frontiers in Immunology*, Vol 8, Article 1222, (2017); 3. Three trial sites were eligible to participate in the neutrophil functionality sub-study; eligibility requirements included ability to ship clinical samples for analysis at validated testing facility within 24-hour window.

X4 PHARMACEUTICALS

20

At baseline (pre-treatment): Mean percentage of functional neutrophils in study population were comparable to healthy volunteers Neutrophils Functional in Healthy Donors and Pre-Treatment Phase 2 Participants Notes: ROS results for all subjects demonstrate similar profiles to phagocytosis; Idiopathic CN subjects had similar results as those with congenital neutropenia (all data on file) 21

Neutrophil Functionality Maintained After 6 Months of Mavorixafor Therapy Meaningful increases in circulating functional neutrophils expected to reduce infection risk Mean percentage of functional neutrophils remained comparable to healthy donor controls after 6 months of treatment Mean percentage of neutrophils performing ROS functions1,2 were also comparable to healthy donors 22Notes: ROS results for all subjects demonstrate similar profiles to phagocytosis; Idiopathic CN subjects had similar results as those with congenital neutropenia (all data on file)

Phase 2 Chronic Neutropenia Study Safety Summary 1. TEAE: treatment-emergent adverse event; 2. No further discontinuations once education on GI symptoms and support were implemented. Chronic mavorixafor generally well tolerated as monotherapy and in combination with G-CSF Combination (n=13), n (%) Monotherapy (n=10) n (%) Overall (n=23) n (%) Any Related AE 10 (76.9) 7 (70.0) 17 (73.9) Nausea 4 (30.8) 5 (50.0) 9 (39.1) Diarrhea 4 (30.8) 3 (30.0) 7 (30.4) Treatment-related TEAEs Occurring in >20% of Participants Overall safety profile consistent with prior studies No new safety issues observed when dosed in combination with G-CSF No deaths and no drug-related serious adverse events (SAEs) Most frequent treatment-related TEAEs1 were GI related (nausea and diarrhea); 3 discontinuations in total (all early in study execution)2 All mild to moderate 23

Phase 2 Results Support Mavorixafor Potential in CN and Raise Confidence in Success of Pivotal, Phase 3 Trial Mavorixafor generally well tolerated +/- G-CSF Meaningful increases in circulating functional neutrophils expected to reduce infection risk in CN Phase 3 population Phase 2 Findings Yes, mavorixafor durably and meaningfully increased mean ANC Key Questions • Does mavorixafor monotherapy durably sustain ANC at clinically meaningful levels? Yes, physicians chose to reduce G-CSF dosing in the majority of eligible participants • Are physicians and patients willing and able to adjust G-CSF with mavorixafor treatment? Yes, mavorixafor enabled reductions in G-CSF dosing while maintaining mean ANC at normal levels • Can G-CSF be reduced while maintaining clinically meaningful ANC levels? Yes, neutrophils mobilized by mavorixafor were durably functional in idiopathic and congenital CN participants • Are neutrophils mobilized by mavorixafor functional? 24

Physicians and Patients Eager for an Innovation like Mavorixafor Jolan Walter, MD, PhD ““Tapering off G- CSF could be a great alternative for many of our patients.” Jean Donadieu, MD, PhD “If you limit for this group of patients the number of injections of G- CSF … you will win.” “ “I believe that mavorixafor could be a life- changing therapy for patients with CN.” “ Peter Newburger, MD ““My ideal treatment short of a cure would be an oral medication.” Vanessa, CN Patient “If I had to take a pill as opposed to giving a shot – I’d take that 100%.” Kevin, CN Patient “ 25

Overview of Chronic Neutropenia Conclusions and Look Ahead to 2025

Continuing to Deliver Progress for Patients >1,000 U.S. patients >15,000 U.S. patients Potential Market Opportunities +WHIM Chronic Neutropenia U.S. Launch of XOLREMDI ongoing Positive Phase 2 CN data support and derisk Phase 3 CN trial Global, pivotal 4WARD Phase 3 CN trial ongoing EU MAA WHIM submission by early 2025 XOLREMDI commercial uptake 4WARD Trial fully enrolled in mid-2025    Expected Key 2025 Milestones 27

Q&A Session